Exhibit 10.1
EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 17, 2016 (this “Agreement”) is entered into among Dycom Industries, Inc., a Florida corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, have entered into that certain Credit Agreement, dated as of December 3, 2012 (as amended and restated by that certain First Amendment to Credit Agreement and First Amendment to Pledge Agreement, dated as of April 24, 2015, as amended by that certain Second Amendment to Credit Agreement, dated as of September 9, 2015, as amended by that certain Third Amendment to Credit Agreement and Additional Term Loan Agreement, dated as of May 20, 2016 and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders party hereto amend the Credit Agreement as set forth below; and

WHEREAS, the Administrative Agent and the Lenders agree to provide such requested amendments subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Incorporation of Recitals. The recitals to this Agreement are incorporated fully and made a part of this Agreement.

2.    Amendments to Credit Agreement. The Credit Agreement is amended as follows:

(a)The following new definitions are included in Section 1.01 of the Credit Agreement in the proper alphabetical order as follows:

“Attributable Receivables Amount” means the amount of obligations of the Borrower and/or its Subsidiaries outstanding under trade or accounts receivable financing or sale transactions (including supplier-financing programs or arrangements) or factoring transactions on any date of determination that would be treated as principal in a secured lending transaction.

“Permitted Receivables Transaction” means a trade or accounts receivable financing or sale transaction (including supplier-financing programs or arrangements) or factoring transactions (excluding for the avoidance of doubt any securitization transaction) whereby the Borrower and/or one or more of its Subsidiaries sells, assigns, conveys or otherwise transfers Receivables to or for the benefit of one or more third parties; provided that (a) such transaction is made non-recourse to the Borrower and its Subsidiaries (subject to customary indemnification and repurchase obligations, including, but not limited to, those based on a breach of obligations under the relevant receivables purchase agreement or the agreement underlying any Receivables,

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incorrect or misleading representations and warranties, Receivables failing to meet any eligibility criteria, any failure by an insurer of Receivables to honor claims, title defects, illegality, false misleading or incomplete information, exclusion of cover under any insurance in respect of any Receivables, dilution, third party claims, or Receivables becoming subject to any asserted defense, dispute, off-set or counterclaim) and otherwise on terms customary for comparable “non-recourse” or “limited recourse” receivables purchase transactions in the good faith judgment of the Borrower, (b) such transaction does not provide for the sale, transfer, disposition or pledge of, or otherwise create any interest in, any asset other than the Receivables, and (c) the aggregate amount of Receivables sold, assigned, conveyed or otherwise transferred in any fiscal quarter shall not exceed (i) with respect to Receivables owing from AT&T Services Inc. and/or one or more of its Subsidiaries or affiliates, the greatest of (A) $350,000,000, (B) the highest quarterly revenue resulting from AT&T Services Inc. and its Subsidiaries and affiliates in any fiscal quarter occurring during the period of four consecutive fiscal quarters ending immediately prior to such fiscal quarter (adjusted on a pro forma basis for acquired businesses, it being understood that, for purposes of this calculation (x) any Person that becomes a Subsidiary or affiliate of AT&T Services Inc. during the fiscal quarter in which such calculation is made or during the period of four consecutive fiscal quarters ending immediately prior to such fiscal quarter shall be considered to have been a Subsidiary or affiliate of AT&T Services Inc. during the entire immediately preceding four fiscal quarter period, and (y) any Person that becomes a Subsidiary or affiliate of the Borrower or any Restricted Subsidiary or any asset acquisition by the Borrower or any Restricted Subsidiary during the fiscal quarter in which such calculation is made or during the period of four consecutive fiscal quarters ending immediately prior to such fiscal quarter shall be considered to have been a Subsidiary or affiliate of the Borrower or any Restricted Subsidiary, as applicable, or shall be considered to have been consummated, as the case may be, during the entire immediately preceding four fiscal quarter period) and (C) the quarterly revenue expected to result from AT&T Services Inc. and its Subsidiaries and affiliates during the then-current fiscal quarter as determined by the Borrower in good faith (adjusted on a pro forma basis for acquired businesses, it being understood that, for purposes of this determination (x) any Person that becomes or is reasonably expected to become a Subsidiary of affiliate of AT&T Services Inc. during the then-current fiscal quarter shall be considered to have been a Subsidiary or affiliate of AT&T Services Inc. since the commencement of such fiscal quarter, and (y) any Person that becomes or is reasonably expected to become a Subsidiary of affiliate of the Borrower or any Restricted Subsidiary or any asset acquisition by the Borrower or any Restricted Subsidiary during the then-current fiscal quarter shall be considered to have been a Subsidiary or affiliate of the Borrower or any Restricted Subsidiary, as applicable, or shall be considered to have been consummated, as the case may be, since the commencement of such fiscal quarter) and (ii) with respect to all other Receivables, $100,000,000.

“Receivables” means trade or accounts receivable of the Borrower or any of its Subsidiaries arising in the ordinary course of business, any proceeds thereof and any general intangibles, documents, instruments, records or other assets related thereto.

(b)The definition of “Funded Debt” included in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the final proviso to such definition as follows:

provided, however, that Funded Debt shall not include (i) Indebtedness among the Credit Parties and the Restricted Subsidiaries to the extent such Indebtedness would be eliminated on a consolidated basis, (ii) any Indebtedness that has been Discharged, (iii) any amount in respect of any Permitted Receivables Transaction, and (iv) any Attributable Receivables Amount.

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(c)The definition of “Indebtedness” included in Section 1.01 of the Credit Agreement is hereby amended by inserting the following phrase immediately prior to the “.” in the final sentence thereof:

and the amount in respect of any Permitted Receivables Transaction shall not constitute Indebtedness.

(d)Clause (n) in the definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (m), (ii) changing clause (n) to clause (p), and (iii) adding new clauses (n) and (o) immediately following clause (m) to read as follows:

(n)    Liens (i) solely on Receivables sold in a Permitted Receivables Transaction, the agreements governing the Receivables included in such Permitted Receivables Transaction, the rights under any such agreements, the proceeds thereof and the accounts into which such proceeds are paid, and (ii) securing Attributable Receivables Amounts solely on Receivables which are the subject of related trade or accounts receivable financings or sale transactions (including supplier-financing programs or arrangements) or related factoring transactions, the agreements governing the Receivables included in such financings or transactions, the rights under any such agreements, the proceeds thereof and the accounts into which such proceeds are paid;

(o)    Liens arising from precautionary UCC financing statements or similar or analogous financing statements in any jurisdiction and the filing of UCC financing statements or similar or analogous financing statements in any jurisdiction by bailees and consignees in the ordinary course of business; and

(e)Section 8.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (q), (ii) replacing the “.” at the end of clause (r) with “;” and (iii) adding new clauses (s) and (t) immediately following clause (r) to read as follows:

(s)    Attributable Receivables Amounts; provided that the aggregate of all such Attributable Receivables Amounts outstanding at any time pursuant to this clause (s) shall not exceed the highest amount that is or would have been permitted under the definition of “Permitted Receivables Transaction”; and

(t)    any repurchase or indemnification obligations arising as a result of any breach of any covenant or representation made as part of any Permitted Receivables Transaction.

(d)    Section 8.04(a)(iv) of the Credit Agreement is hereby amended to read as follows:

(iv)    Dispositions (A) of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business and (B) made as part of a Permitted Receivables Transaction;

3.    Conditions Precedent. This Agreement shall be effective upon satisfaction or waiver in accordance with Section 11.01 of the Credit Agreement of the following conditions precedent (the “Effective Date”):

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(a)    Execution of Agreement. Receipt of counterparts of this Agreement executed by a duly authorized officer of each of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

(b)    Fees and Expenses. Receipt by the Administrative Agent and the Lenders of all fees then owing on the Effective Date and receipt by legal counsel to the Administrative Agent of all reasonable and documented fees, expenses and disbursements required to be paid on or before the Effective Date that have been invoiced a reasonable period of time prior to the Effective Date.

4.    Miscellaneous.

(a)    [Reserved].

(b)    Each Credit Party (i) agrees to all of the terms and conditions of this Agreement, (ii) agrees that, except as expressly set forth in this Agreement, this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Credit Documents, (iv) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents and (v) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting.

(c)    Effective as of the Effective Date, all references to the Credit Agreement in each of the Credit Documents shall mean the Credit Agreement as amended by this Agreement. This Amendment is a Credit Document.

(d)    Each of the Credit Parties hereby represents and warrants to the Administrative Agent as follows:

(i)    such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii)    this Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Agreement.

(e)    Each Credit Party represents and warrants to the Lenders that after giving effect to this Agreement (i) the representations and warranties of such Credit Party set forth in Article VI of the Credit Agreement and the other Credit Documents are (x) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (y) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, as of the date hereof with the same effect as if made on an as of the date hereof, except to the extent such representations and warranties expressly

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relate solely to an earlier date in which case such representations and warranties were (A) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, as of such earlier date and (ii) no Default exits.

(f)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	DYCOM INDUSTRIES, INC., a Florida corporation By: /s/ H. Andrew DeFerrari Name: H. Andrew DeFerrari Title: Senior Vice President and Chief Financial Officer
GUARANTORS:

ANSCO & ASSOCIATES, LLC
a Delaware limited liability company
APEX DIGITAL, LLC
a Delaware limited liability company
BLAIR PARK SERVICES, LLC
a Delaware limited liability company

BROADBAND EXPRESS, LLC
a Delaware limited liability company
BROADBAND INSTALLATION SERVICES, LLC
a Delaware limited liability company
C-2 UTILITY CONTRACTORS, LLC
a Delaware limited liability company
CABLECOM, LLC
a Delaware limited liability company
CAVO BROADBAND COMMUNICATIONS, LLC
a Delaware limited liability company
CCLC, INC.
a Delaware corporation
By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

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DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

CLEARLIGHT TECHNOLOGIES, LLC
a Minnesota limited liability company

CMI SERVICES, LLC
a Florida limited liability company
COMMUNICATIONS CONSTRUCTION GROUP, LLC
a Delaware limited liability company

DYCOM CAPITAL MANAGEMENT, INC.
a Delaware corporation

DYCOM CORPORATE IDENTITY, INC.
a Delaware corporation
DYCOM IDENTITY, LLC
a Delaware limited liability company
DYCOM INVESTMENTS, INC.
a Delaware corporation
ENGINEERING ASSOCIATES, LLC
a Georgia limited liability company
ERVIN CABLE CONSTRUCTION, LLC
a Delaware limited liability company
FIBER TECHNOLOGIES SOLUTIONS, LLC,
a Delaware limited liability company
GLOBE COMMUNICATIONS, LLC
a North Carolina limited liability company
GOLDEN STATE UTILITY CO.
a Delaware corporation

IVY H. SMITH COMPANY, LLC
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

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DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

KANAAN COMMUNICATIONS, LLC
a Delaware limited liability company
LAMBERT’S CABLE SPLICING COMPANY, LLC
a Delaware limited liability company
LOCATING, INC.
a Washington corporation
NEOCOM SOLUTIONS, LLC
a Georgia limited liability company

NICHOLS CONSTRUCTION, LLC
a Delaware limited liability company
NIELS FUGAL SONS COMPANY, LLC
a Delaware limited liability company

NORTH SKY COMMUNICATIONS, LLC
a Delaware limited liability company
PARKSIDE SITE & UTILITY COMPANY CORPORATION
a Delaware corporation
PARKSIDE UTILITY CONSTRUCTION, LLC
a Delaware limited liability company
PAULEY CONSTRUCTION, LLC
an Arizona limited liability company

PBG ACQUISITION V, LLC
a Delaware limited liability company
POINT TO POINT COMMUNICATIONS, INC.
a Louisiana corporation
PRECISION VALLEY COMMUNICATIONS OF VERMONT, LLC
a Delaware limited liability company
PRINCE TELECOM, LLC
a Delaware limited liability company
By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer
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DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

PROFESSIONAL TELECONCEPTS, LLC
an Illinois limited liability company

PROFESSIONAL TELECONCEPTS, LLC
a New York limited liability company

RJE TELECOM, LLC
a Delaware limited liability company

SAGE TELECOMMUNICATIONS CORP. OF COLORADO, LLC
a Colorado limited liability company

SPECTRUM WIRELESS SOLUTIONS, LLC
a Delaware limited liability company

STAR CONSTRUCTION, LLC
a Delaware limited liability company

STEVENS COMMUNICATIONS, LLC
a Delaware limited liability company
TCS COMMUNICATIONS, LLC
a Delaware limited liability company
TELCOM CONSTRUCTION, INC.
a Minnesota corporation
TESINC, LLC
a Delaware limited liability company

TJADER & HIGHSTROM UTILITY SERVICES, LLC
a Delaware limited liability company
TRAWICK CONSTRUCTION COMPANY, LLC
a Florida limited liability company
TRIPLE-D COMMUNICATIONS, LLC
a Delaware limited liability company
UNDERGROUND SPECIALTIES, LLC
a Delaware limited liability company
UTILIQUEST, LLC
a Georgia limited liability company
By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

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DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

VCI CONSTRUCTION, LLC
a Delaware limited liability company
VCI UTILITY SERVICES HOLDINGS, LLC
a Delaware limited liability company
WHITE MOUNTAIN CABLE CONSTRUCTION, LLC
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

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DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

MIDTOWN EXPRESS, LLC
a Delaware limited liability company
By: /s/ William P. Healy
Name: William P. Healy
Title: President

OSP SERVICES, LLC
a Delaware limited liability company
By: /s/ William J. Ptak
Name: William J. Ptak
Title: President
VCI UTILITY SERVICES, LLC
a Delaware limited liability company
By: /s/ Frank G. Madera
Name: Frank G. Madera
Title: President

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Swingline Lender and an Incremental Lender
By: /s/ Christopher Wozniak
Name: Christopher Wozniak
Title: Director

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an Incremental Lender
By: /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

BRANCH BANKING AND TRUST COMPANY
By: /s/ Charles Graeub, III
Name: Charles Graeub, III
Title: Vice President

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Britton Core
Name: Britton Core
Title: SVP

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

SUNTRUST BANK
By: /s/ Anika Kirs
Name: Anika Kirs
Title: Vice President

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

CITIZENS BANK, N.A.
By: /s/ Jason Upham
Name: Jason Upham
Title: Assistant Vice President

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

FIFTH THIRD BANK
By: /s/ Trey Fogg
Name: Trey Fogg
Title: Vice President

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

COMPASS BANK
By: /s/ April Chan
Name: April Chan
Title: EVP, Director of Credit Products

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

REGIONS BANK
By: /s/ Alfred J. Bacchi
Name: Alfred J. Bacchi
Title: Managing Director

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

GOLDMAN SACHS BANK USA
By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT

FLORIDA COMMUNITY BANK

By: /s/ Jonathan Simoens
Name: Jonathan Simoens
Title: SVP

DYCOM INDUSTRIES, INC.
FOURTH AMENDMENT